UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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Date of Report: November 14, 2014

Date of earliest event reported: November 11, 2014

SYNUTRA INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-33397 (Commission File Number)	13-4306188 (I.R.S. Employer Identification Number)
2275 Research Drive, Suite 500 Rockville, MD 20850 (Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code:    (301) 840-3888

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 11, 2014, David Hui Li, an independent director of the registrant’s Board of Directors (the “Board”), tendered his resignation from the Board effective November 11, 2014. Mr. Li’s decision to resign did not involve any disagreement with the registrant.

A copy of the press release issued by the registrant on November 14, 2014 is attached to this current report on Form 8-K as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

Exhibit
No.	Document

99.1	Synutra International, Inc. Press Release dated November 14, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYNUTRA INTERNATIONAL, INC. (Registrant)
Date: November 14, 2014	By:	/s/ Ning Cai
Name: Ning Cai
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit
No.	Document

99.1	Synutra International, Inc. Press Release dated November 14, 2014.